EXHIBIT 32.2

TWEETER HOME ENTERTAINMENT GROUP INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Tweeter Home Entertainment Group, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph G. McGuire, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2003 and results of operations of the Company for the year ended September 30, 2003.

/s/ JOSEPH G. MCGUIRE

Joseph G. McGuire
Senior Vice President and Chief Financial Officer

December 12, 2003